SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐ Preliminary Proxy Statement ☐ Definitive Proxy Statement ☒ Definitive Additional Materials ☐ Soliciting Material Pursuant to § 240.14a-12	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

LEXINGTON REALTY TRUST
(Name of Registrant as Specified In Its Organizational Documents)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
1)     Title of each class of securities to which transaction applies:
2)     Aggregate number of securities to which transaction applies:
3)     Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
4)     Proposed maximum aggregate value of transaction:
5)     Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)     Amount Previously Paid:
2)     Form, Schedule or Registration Statement No.:
3)     Filing Party:
4)     Date Filed:

Lexington Realty Trust
Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting
to Be Held on Tuesday, May 15, 2012

The Proxy Statement, Annual Report and other proxy materials are available at: http://www.proxyvoting.com/lxp
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet.
We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before May 1, 2012 to facilitate timely delivery.

Lexington Realty Trust

TO REQUEST PAPER COPIES OF PROXY MATERIALS:
(please reference your 11-digit control number when requesting materials)

By opting out to receive printed materials, your preference for future proxy mailings will be kept on our file.

Telephone:1-888-313-0164
(outside of the U.S. and Canada call 201-680-6688)

Email:shrrelations@bnymellon.com
(you must reference your 11-digit control number in your email)

Internet:http://www.proxyvoting.com/lxp

TO VOTE YOUR SHARES SEE INSTRUCTIONS ON REVERSE SIDE This is not a proxy card. You cannot use this notice to vote your shares.

To the Shareholders of Lexington Realty Trust:

The 2012 Annual Meeting of Shareholders of Lexington Realty Trust, a Maryland real estate investment trust, which we refer to as Lexington, will be held at the New York offices of Paul Hastings LLP, 75 East 55th Street, New York, New York 10022 on Tuesday, May 15, 2012, at 10:00 a.m. (Eastern time), for the following purposes:

(1)	to elect seven trustees to serve until the 2013 Annual Meeting of Shareholders or their earlier removal or resignation and until their respective successors, if any, are elected and qualify;
(2)	to consider and vote upon an advisory resolution to approve the compensation of the named executive officers, as disclosed in the proxy statement;
(3)	to consider and vote upon the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2012; and
(4)	to transact such other business as may properly come before the 2012 Annual Meeting of Shareholders or any adjournment or postponement thereof.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" EACH NOMINEE,
AND “FOR” PROPOSALS 2 AND 3.
The Board of Trustees has fixed the close of business on March 16, 2012 as the record date, which we refer to as the Record Date, for the determination of shareholders entitled to receive notice of and to vote at the 2012 Annual Meeting of Shareholders or any adjournment or postponement thereof.

This notice also constitutes Notice of the 2012 Annual Meeting of Shareholders. This is not a ballot. You cannot use this notice to vote your shares.

CONTROL NUMBER
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YOU MUST REFERENCE YOUR 11-DIGIT CONTROL NUMBER WHEN YOU REQUEST A PAPER COPY OF THE PROXY MATERIALS OR TO VOTE YOUR PROXY ELECTRONICALLY.	à

Shareholders of record as of the Record Date are encouraged and cordially invited to attend the 2012 Annual Meeting of Shareholders, where you may vote in person.

Meeting Location:
Paul Hastings LLP
75 East 55th Street
New York, NY 10022

You can find directions to the 2012 Annual Meeting of Shareholders at:
http://www.paulhastings.com/offices_newyork_directions.aspx

The following Proxy Materials are available for you to review online:

•	Lexington's 2012 Definitive Proxy Statement (including all attachments thereto);

•	Lexington's 2011 Annual Report to Shareholders (which is not deemed to be part of the official proxy soliciting materials); and

•	any amendments to the foregoing materials that are required to be furnished to shareholders.

To request a paper copy of the Proxy Materials:
(you must reference your 11-digit control number located on the reverse side of this form)
Telephone:  1-888-313-0164 (outside of the U.S and Canada call 201-680-6688)
Email:         shrrelations@bnymellon.com (you must reference your 11-digit control number in your email)
Internet:       http://www.proxyvoting.com/lxp

The Proxy Materials for Lexington Realty Trust are available to review at:

http://www.proxyvoting.com/lxp

Have this notice available when you request a PAPER copy of the Proxy Materials, when you want to view your proxy materials online,
OR WHEN YOU WANT TO AUTHORIZE YOUR PROXY ELECTRONICALLY.

YOU CANNOT VOTE BY RETURNING THIS NOTICE

HOW TO VOTE

We encourage you to review the proxy materials online before voting. You will need to reference the 11-digit control number located on the reverse side.
BY MAIL
If you request paper proxy materials, complete, sign and date your proxy card and mail it in the postage-paid envelope.
IN PERSON
Vote at the 2012 Annual Meeting of Shareholders.
VIA INTERNET
Use the Internet to authorize a proxy to vote your shares. On the landing page of the above website in the box labeled "To Vote Your Shares by Internet" click on “Vote Now” to access the electronic proxy card and vote your shares. Have this notice in hand when you access the website.

BY TELEPHONE
Call toll free 1-866-540-5760 and follow the instructions. Have this notice in hand when you call.